                                                                   EXHIBIT 99.11


                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

                       CASE NAME:        ERLY Industries, Inc.                       Petition Date:    09/28/98

                                                                                     CASE NUMBER:           98-21515-C-11

           MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING JULY 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                  MONTH            OCTOBER, NOVEMBER, DECEMBER, JANUARY, FEBRUARY,  MARCH,     APRIL,    MAY,      JUNE,     JULY,
                                     1998     1998      1998      1999     1999     1999       1999      1999      1999      1999
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                   $40,000  $40,000   $40,000  $ 40,000  $40,000  $ 40,000   $      0  $280,000  $220,000  $      0
INCOME(LOSS) BEFORE INT,DEPR/TAX
  (MOR-6)                          $15,384 ($18,756) ($59,371)  ($9,334) $11,681 ($118,870) ($152,737) $105,997  $ 18,584 ($100,960)
NET INCOME(LOSS) (MOR-6)           $15,384 ($18,756) ($59,371)  ($9,334) $11,681 ($118,870) ($152,737) $105,997  $ 18,584 ($100,960)

PAYMENTS TO INSIDERS (MOR-9)       $13,000  $41,200   $12,873  $ 24,962  $24,961  $ 24,962   $ 26,442  $ 24,962  $ 24,962  $ 24,423
PAYMENTS TO PROFESSIONALS (MOR-9)  $ 6,201  $ 2,562   $     0  $ 36,360  $     0  $133,309   $      0  $133,356  $151,795  $  4,870
TOTAL DISBURSEMENTS (MOR-8)        $ 4,048  $64,154   $61,053  $116,910  $85,755  $158,139   $193,643  $184,402  $195,302  $ 73,240

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED            Are all accounts receivable being collected within terms?      Unknown       See attachment
                                                                                                        -------       --------------
AS OF SIGNATURE DATE             EXPIR   Are all post-petition liabilities, including taxes, being paid within terms? Yes
                                                                                                                      ---
                                 DATE    Have any pre-petition liabilities been paid?     No         If so, describe
---------------------------------------                                                   --
CASUALTY      YES ( )  NO  (X)     NA
LIABILITY     YES (X)  NO  ( )  06/01/99 Are all funds received being deposited into DIP bank account?                Yes
                                                                                                                      ---
VEHICLE       YES ( )  NO  (X)     NA    Were any assets disposed of outside of the normal course of business?        No
                                                                                                                      --
WORKERS       YES (X)  NO  ( )  02/01/00 If so, describe.
OTHER -
FOREIGN PACK. YES ( )  NO  (x)           Are all U. S. Trustee quarterly fee payments current?       Yes
                                                                                                     ---
                                         What is the status of your Plan of Reorganization?          In Process - Pending
                                                                                                     --------------------
---------------------------------------

---------------------------------------
ATTORNEY NAME: Matthew Rosenstein, Esq.
FIRM:                                                              I certify under penalty of perjury that the following  complete
ADDRESS:       N Carancahua,  # 420                                Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:                                                           MOR-9 plus attachments, are true and correct except that the
CITY, STATE,
 ZIP           Corpus Christi, TX 78475                            information on MOR-2 and MOR-3 was obtained from the former
TELEPHONE:     512-883-5577                                        company controller acting as a consultant.  I make no claim as to accuracy of  that information.
---------------------------------------

                                                                   SIGNED: /s/ Nanette N. Kelley
                                                                           ---------------------
                                                                             Nanette N. Kelley

                                                                   TITLE:        President
                                                                           ---------------------

MOR 1

                       CASE NAME:        ERLY Industries, Inc.                       CASE NUMBER:           98-21515-C-11

                                                     COMPARATIVE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------------
               ASSETS                       FILING DATE*
                                            09/28/1998   OCTOBER, 1998 NOVEMBER, 1998 DECEMBER, 1998 JANUARY, 1999  FEBRUARY, 1999
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                   $    141,972   $    139,572   $    177,758   $    135,201   $    140,722   $    124,049
    ACCOUNTS RECEIVABLE, NET                    241,322        241,322        241,322        238,544        238,544        235,463
    INVENTORY: LOWER OF COST OR MARKET                0              0              0              0              0   $          0
    PREPAID EXPENSES                             39,239         39,239         51,239         39,239         39,239         39,239
    INVESTMENTS                                       0              0              0              0              0              0
    OTHER                                        71,173        111,173         58,240         93,529         54,359         52,004
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            493,706        531,306        528,559        506,513        472,864        450,755
                                           ---------------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497     11,617,497     11,617,497     11,617,497     11,617,497     11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)    (3,129,697)    (3,129,697)    (3,129,697)    (3,129,697)    (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800      8,487,800      8,487,800      8,487,800      8,487,800      8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0              0              0              0              0              0
    INVESTMENTS IN SUBS                     (66,884,551)   (66,884,551)   (66,884,551)   (66,884,551)   (66,884,551)   (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375         78,375         78,375         78,375         78,375         78,375
                                           ---------------------------------------------------------------------------------------
    TOTAL ASSETS                           ($57,824,670)  ($57,787,070)  ($57,789,817)  ($57,811,863)  ($57,845,512)  ($57,867,621)
                                           =======================================================================================


-------------------------------------------------------------------------------------------------------------------
                  ASSETS                   MARCH, 1999    APRIL, 1999     MAY, 1999      JUNE, 1999     JULY, 1999
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                   $      7,082   $    170,402   $    272,422   $    297,120   $    223,880
    ACCOUNTS RECEIVABLE, NET                    235,463        235,463        235,463        235,463
    INVENTORY: LOWER OF COST OR MARKET     $          0   $          0   $          0   $          0   $          0
    PREPAID EXPENSES                             39,239         39,239         39,239         39,239         39,239
    INVESTMENTS                                       0              0              0              0              0
    OTHER                                        52,003       (259,747)      (259,747)      (259,747)      (259,747)
                                           ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            333,788        185,358        287,378        312,076        238,836
                                           ------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST           11,617,497     11,617,497     11,617,497     11,617,497     11,617,497
    LESS ACCUMULATED DEPRECIATION            (3,129,697)    (3,129,697)    (3,129,697)    (3,129,697)    (3,129,697)
    NET BOOK VALUE OF PP&E                    8,487,800      8,487,800      8,487,800      8,487,800      8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                      0              0              0              0              0
    INVESTMENTS IN SUBS                     (66,884,551)   (66,884,551)   (66,884,551)   (66,884,551)   (66,884,551)
    DEFERRED BOND COSTS, NET                     78,375         78,375         78,375         78,375         78,375
                                           ------------------------------------------------------------------------
    TOTAL ASSETS                           ($57,984,588)  ($58,133,018)  ($58,030,998)  ($58,006,300)  ($58,079,540)
                                           ========================================================================

MOR 2

            CASE NAME: ERLY Industries, Inc.                                         CASE NUMBER:  98-21515-C-11

                                        COMPARATIVE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------------
                                        FILING DATE*
       LIABILITIES & OWNERS EQUITY       09/28/1998     OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998   JANUARY, 1999 FEBRUARY, 1999
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)   $           0  $      22,216   $       38,225  $      75,550   $      51,235  $      17,445
                                        -------------------------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED             $   6,102,725  $   6,102,725   $    6,102,725  $   6,102,725   $   6,102,725  $   6,102,725
    PRIORITY DEBT                                   0              0                0              0               0              0
    FEDERAL INCOME TAX                      1,864,285      1,864,285        1,864,285      1,864,285       1,864,285      1,864,285
    FICA/WITHHOLDING                                0              0                0              0               0              0
    UNSECURED DEBT                          1,167,204      1,167,204        1,167,204      1,167,204       1,167,204      1,167,204
    OTHER - INTERCO PAYABLES               13,193,230     13,193,230       13,193,230     13,193,230      13,193,230     13,193,230
                                        -------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          22,327,444     22,349,660       22,365,669     22,402,994      22,378,679     22,344,889
                                        -------------------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                 0              0                0              0               0              0
    COMMON STOCK                               57,621         57,621           57,621         57,621          57,621         57,621
    ADDITIONAL PAID-IN CAPITAL             33,070,204     33,070,204       33,070,204     33,070,204      33,070,204     33,070,204
    RETAINED EARNINGS: FILING DATE       (113,279,939)  (113,279,939)    (113,279,939)  (113,279,939)   (113,279,939)  (113,279,939)
    RETAINED EARNINGS: POST FILING DATE             0         15,384           (3,372)       (62,743)        (72,077)       (60,396)
TOTAL OWNER'S EQUITY (NET WORTH)          (80,152,114)   (80,136,730)     (80,155,486)   (80,214,857)    (80,224,191)   (80,212,510)
                                        -------------------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY       ($57,824,670)  ($57,787,070)    ($57,789,817)  ($57,811,863)   ($57,845,512)  ($57,867,621)
                                        -------------------------------------------------------------------------------------------


                                         COMPARATIVE BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------------

       LIABILITIES & OWNERS EQUITY       MARCH, 1999   APRIL, 1999       MAY, 1999     JUNE, 1999      JULY, 1999
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)   $      19,248  $      23,555   $      19,578   $      25,692   $      53,412
                                        ----------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED             $   6,102,725  $   6,102,725   $   6,102,725   $   6,102,725   $   6,102,725
    PRIORITY DEBT                                   0              0               0               0               0
    FEDERAL INCOME TAX                      1,864,285      1,864,285       1,864,285       1,864,285       1,864,285
    FICA/WITHHOLDING                                0              0               0               0               0
    UNSECURED DEBT                          1,167,204      1,167,204       1,167,204       1,167,204       1,167,204
    OTHER - INTERCO PAYABLES               13,193,230     13,193,230      13,193,230      13,193,230      13,193,230
                                        ----------------------------------------------------------------------------
TOTAL LIABILITIES                          22,346,692     22,350,999      22,347,022      22,353,136      22,380,856
                                        ----------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                 0              0               0               0               0
    COMMON STOCK                               57,621         57,621          57,621          57,621          57,621
    ADDITIONAL PAID-IN CAPITAL             33,070,204     33,070,204      33,070,204      33,070,204      33,070,204
    RETAINED EARNINGS: FILING DATE       (113,279,939)  (113,279,939)   (113,279,939)   (113,279,939)   (113,279,939)
    RETAINED EARNINGS: POST FILING DATE      (179,166)      (331,903)      ($225,906)      ($207,322)      ($308,282)
TOTAL OWNER'S EQUITY (NET WORTH)          (80,331,280)   (80,484,017)    (80,378,020)    (80,359,436)    (80,460,396)
                                        ----------------------------------------------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY       ($57,984,588)  ($58,133,018)   ($58,030,998)   ($58,006,300)   ($58,079,540)
                                        ============================================================================

MOR 3

                                         CASE NAME:    ERLY INDUSTRIES, INC.          CASE NUMBER:   98-21515-C-11

                                         SCHEDULE OF POST-PETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------------------
                                         OCTOBER, NOVEMBER, DECEMBER, JANUARY, FEBRUARY, MARCH,  APRIL,    MAY,    JUNE,    JULY,
                                           1998     1998      1998     1999      1999     1999    1999     1999    1999     1999
      -----------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $  3,015 $ 20,749 $ 18,564 $ 47,722  $ 16,617 $ 18,143 $ 23,279 $ 19,026 $ 24,864 $ 53,136
TAX PAYABLE
      FEDERAL PAYROLL TAXES              $      0 $      0 $      0 $      0  $      0 $      0 $      0 $      0 $      0 $      0
      STATE PAYROLL & SALES TAXES               0      276      553      552       828    1,105      276      552      828      276
      AD VALOREM TAXES                          0        0        0        0         0        0        0        0        0        0
      OTHER TAXES                               0        0        0        0         0        0        0        0        0
                                         ------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                             0      276      553      552       828    1,105      276      552      828      276
                                         ------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                      0        0        0        0         0        0        0        0        0        0
ACCRUED INTEREST PAYABLE                        0        0        0        0         0        0        0        0        0        0
ACCRUED PROFESSIONAL FEES: (MOR-9)*         6,201        0   36,360        0         0        0        0        0        0        0
OTHER ACCRUED LIABILITIES:                                                 0         0        0        0        0        0        0
  1   DIRECTOR'S FEES (MOR-9)               3,000        0        0        0         0        0        0        0        0        0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)      10,000   10,000   10,000        0         0        0        0        0        0        0
  3   ACCRUED OFFICER - CONTRACT (WR)           0    7,200   10,073    2,961         0        0        0        0        0        0
                                         ------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)  $ 22,216 $ 38,225 $ 75,550 $ 51,235  $ 17,445 $ 19,248 $ 23,555 $ 19,578 $ 25,692 $ 53,412
                                         ==========================================================================================

MOR 4

        CASE NAME: ERLY Industries, Inc.             CASE NUMBER: 98-21515-C-11

                                                AGING OF POST-PETITION LIABILITIES
                                                ----------------------------------
                                                            JULY, 1999
                                                            ----------
------------------------------------------------------------------------------------------------------------
                                                                                 AD-VALOREM &
  DAYS              TOTAL       TRADE ACCTS         FED TAXES    STATE TAXES     OTHER TAXES       OTHER
------------------------------------------------------------------------------------------------------------
   0-30            $ 53,412         $ 53,136         $      0      $      276                      $    0
  31-60            $      0                0                0               0       $      0            0
  61-90            $      0                0                0               0              0            0
   91+             $      0                0                0               0              0            0
              ----------------------------------------------------------------------------------------------
  TOTAL            $ 53,412         $ 53,136         $      0      $      276       $      0       $    0
              ==============================================================================================

                                                   AGING OF ACCOUNTS RECEIVABLE
                                                   ----------------------------

------------------------------------------------------------------------------------------------------------------------------------
   MONTH      OCTOBER, 1998   NOVEMBER, 1998   DECEMBER, 1998   JANUARY, 1999   FEBRUARY, 1999  MARCH, 1999  APRIL, 1999  MAY, 1999
------------------------------------------------------------------------------------------------------------------------------------
  0-30 DAYS        $      0         $      0         $      0        $      0         $      0     $      0     $      0   $      0
 31-60 DAYS        $      0         $      0         $      0        $      0         $      0     $      0     $      0   $      0
 61-90 DAYS        $      0         $      0         $      0        $      0         $      0     $      0     $      0   $      0
  91+ DAYS         $241,322         $241,322         $238,544        $238,544         $235,463     $235,463     $235,463   $235,463
              ---------------------------------------------------------------------------------------------------------------------
   TOTAL           $241,322         $241,322         $238,544        $238,544         $235,463     $235,463     $235,463   $235,463
              =====================================================================================================================
---------------------------------------------
   MONTH         JUNE, 1999       JULY, 1999
---------------------------------------------
  0-30 DAYS        $      0         $      0
 31-60 DAYS        $      0         $      0
 61-90 DAYS        $      0         $      0
  91+ DAYS         $235,463         $235,463
              -------------------------------
   TOTAL           $235,463         $235,463
              ===============================

MOR-5

       CASE NAME: ERLY Industries, Inc.               CASE NUMBER: 98-21515-C-11

                                                   STATEMENT OF INCOME OR (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
                        MONTH           OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999 FEBRUARY, 1999   MARCH, 1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                              $40,000         $40,000         $40,000       $ 40,000        $40,000      $ 40,000
TOTAL COST OF REVENUES                              0               0               0              0              0             0
                                          ----------------------------------------------------------------------------------------
GROSS PROFIT                                  $40,000         $40,000         $40,000       $ 40,000        $40,000      $ 40,000
                                          ----------------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                       $     0         $     0         $     0       $      0        $     0      $      0
    GENERAL & ADMINISTRATIVE                    5,415          26,229          38,903         24,372          3,358        20,499
    INSIDERS COMPENSATION                      13,000          29,965          24,108         24,962         24,961        24,962
    PROFESSIONAL FEES                           6,201           2,562          36,360              0              0       113,309
    OTHER (attach list)  SEE FOOTNOTES              0               0               0              0              0             0

                                          ----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       24,616          58,756          99,371         49,334         28,319       158,770
                                          ----------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)            $15,384        ($18,756)       ($59,371)       ($9,334)       $11,681     ($118,770)
                                          ----------------------------------------------------------------------------------------
    INTEREST EXPENSE                                0               0               0              0              0             0
    DEPRECIATION                                    0               0               0              0              0             0
    OTHER(INCOME)EXPENSE(MOR-10)                    0               0               0              0              0             0
    OTHER ITEMS(MOR-10)                             0               0               0              0              0             0
                                          ----------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                    $     0         $     0         $     0       $      0        $     0      $      0
                                          ----------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                       $15,384        ($18,756)       ($59,371)       ($9,334)       $11,681     ($118,770)
                                          ----------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                          $     0         $     0         $     0       $      0        $     0      $      0
                                          ----------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                     $15,384        ($18,756)       ($59,371)       ($9,334)       $11,681     ($118,770)
                                          ========================================================================================
---------------------------------------------------------------------------------------------------------------------------------
                        MONTH               APRIL, 1999        MAY, 1999      JUNE, 1999      JULY, 1999       FILING TO DATE
---------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                               $      0         $280,000        $220,000        $      0           $  740,000
TOTAL COST OF REVENUES                                0                0               0               0           $        0
                                        -----------------------------------------------------------------------------------------
GROSS PROFIT                                   $      0         $280,000        $220,000        $      0           $  740,000
                                        -----------------------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                        $      0         $      0        $      0        $      0           $        0
    GENERAL & ADMINISTRATIVE                    126,295           15,685          23,349          69,126           $  353,231
    INSIDERS COMPENSATION                        26,442           24,962          24,962          24,423           $  242,747
    PROFESSIONAL FEES                                 0          133,356         153,105           7,411           $  452,303
    OTHER (attach list)  SEE FOOTNOTES                0                0               0               0           $        0

                                        -----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        152,737          174,003         201,416         100,960            1,048,282
                                        -----------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)            ($152,737)        $105,997        $ 18,584       ($100,960)           ($308,282)
                                        -----------------------------------------------------------------------------------------
    INTEREST EXPENSE                                  0                0               0               0           $        0
    DEPRECIATION                                      0                0               0               0           $        0
    OTHER(INCOME)EXPENSE(MOR-10)                      0                0               0               0           $        0
    OTHER ITEMS(MOR-10)                               0                0               0               0           $        0
                                        -----------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                     $      0         $      0        $      0        $      0           $        0
                                        -----------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                       ($152,737)        $105,997        $ 18,584       ($100,960)           ($308,282)
                                        -----------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                           $      0         $      0        $      0        $      0           $        0
                                        -----------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                     ($152,737)        $105,997        $ 18,584       ($100,960)           ($308,282)
                                        =========================================================================================

MOR-6

       CASE NAME: ERLY Industries, Inc.             CASE NUMBER:  98-21515-C-11

      ------------------------------------------------------------------------------------------------------------------------------
             CASH RECEIPTS AND                      OCTOBER,          NOVEMBER,       DECEMBER,       JANUARY,         FEBRUARY,
               DISBURSEMENTS                          1998               1998           1998            1999              1999
      ---------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                       $141,972         $139,572        $177,758        $135,201          $140,722
                                                  -------------------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                      $      0         $      0        $      0        $      0          $      0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                      0          100,000           9,845          80,000            43,081
  4   LOANS & ADVANCES                                       0                0               0               0                 0
  5   SALE OF ASSETS                                         0                0               0               0                 0
  6   OTHER (attach list)                                1,648            2,340           8,651          47,431            26,002
                                                  -------------------------------------------------------------------------------
TOTAL RECEIPTS                                           1,648          102,340          18,496         127,431            69,083
                                                  -------------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                            0            6,896           6,896          23,900             6,913
  8   PAYROLL TAXES PAID                                     0            3,593           3,593           7,760             3,575
  9   SALES, USE & OTHER TAXES PAID                          0                0               0              10                 0
 10   SECURED/RENTAL/LEASES                                  0                0               0           5,625                 0
 11   UTILITIES                                              0                0               0               0                 0
 12   INSURANCE                                          1,996           10,157          13,359          12,945            12,564
 13   INVENTORY PURCHASES                                    0                0               0               0                 0
 14   VEHICLE EXPENSE                                        0                0               0               0                 0
 15   TRAVEL & ENTERTAINMENT                                 0               90           2,722           1,845                 0
 16   REPAIRS, MAINTENANCE & SUPPLIES                        0                0               0               0                 0
 17   ADMINISTRATIVE & SELLING                           1,222              867          32,588          15,715            18,817
 18   OTHER(attach list)                                     0           33,538               0          17,000            43,887
                                                  -------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                      3,218           55,141          59,158          84,800            85,756
                                                  -------------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                      0            8,763               0          36,360                 0
 20   U.S. TRUSTEE FEES                                      0              250               0             750                 0
 21   OTHER REORGANIZATION EXPENSES (attach list)          830                0           1,895               0                 0
                                                  -------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                   $  4,048         $ 64,154        $ 61,053        $121,910          $ 85,756
                                                  -------------------------------------------------------------------------------
 22   NET CASH FLOW                                     (2,400)          38,186         (42,557)          5,521           (16,673)
                                                  ===============================================================================
 23   CASH - END OF MONTH (MOR-2)                     $139,572         $177,758        $135,201        $140,722          $124,049
                                                  ===============================================================================
      --------------------------------------------------------------------------------------------------------------------------
          CASH RECEIPTS AND
           DISBURSEMENTS                              MARCH, 1887     APRIL, 1999      MAY, 1999       JUNE, 1999      JULY, 1999
      --------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                         $124,049        $  7,082        $170,402        $272,422        $297,120
                                                     ---------------------------------------------------------------------------

  2   CASH SALES                                        $      0        $      0        $      0        $      0        $      0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                   40,000         351,751               0               0               0
  4   LOANS & ADVANCES                                         0             360               0               0               0
  5   SALE OF ASSETS                                           0               0               0               0               0
  6   OTHER (attach list)                                  1,172           4,853         286,422         220,000               0
                                                     ---------------------------------------------------------------------------
TOTAL RECEIPTS                                            41,172         356,963         286,422         220,000               0
                                                     ---------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                          6,913           6,913           6,913           6,913           7,372
  8   PAYROLL TAXES PAID                                   3,575           4,736           3,575           3,575           4,111
  9   SALES, USE & OTHER TAXES PAID                            0               0               0               0              13
 10   SECURED/RENTAL/LEASES                                    0               0               0               0               0
 11   UTILITIES                                                0               0               0               0               0
 12   INSURANCE                                            3,760         107,915           1,618             483               0
 13   INVENTORY PURCHASES                               $      0        $      0        $      0        $      0        $      0
 14   VEHICLE EXPENSE                                          0               0               0               0               0
 15   TRAVEL & ENTERTAINMENT                               1,575               0               0               0               0
 16   REPAIRS, MAINTENANCE & SUPPLIES                          0               0               0               0               0
 17   ADMINISTRATIVE & SELLING                            16,095          18,328          23,294          19,940          39,668
 18   OTHER(attach list)                                  12,000          52,000          12,000          12,000          12,000
                                                     ---------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                       43,919         189,893          47,401          42,912          63,164
                                                     ---------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                  113,309               0         133,356         151,795           4,870
 20   U.S. TRUSTEE FEES                                      912           3,750           3,645             595           5,206
 21   OTHER REORGANIZATION EXPENSES (attach list)              0               0               0               0               0
                                                     ---------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                     $158,139        $193,643        $184,402        $195,303        $ 73,240
                                                     ---------------------------------------------------------------------------
 22   NET CASH FLOW                                     (116,967)        163,320         102,020          24,697         (73,240)
                                                     ===========================================================================
 23   CASH - END OF MONTH (MOR-2)                       $  7,082        $170,402        $272,422        $297,120        $223,880
                                                     ===========================================================================

                          CASH ACCOUNT RECONCILIATION
                              MONTH OF JULY 1999

-------------------------------------------------------------------------------
      BANK NAME                                 UNION PLANTERS         BANK OF         BANK OF           BANK ONE,
                                                     BANK              AMERICA         AMERICA          ARIZONA, NA
                                        -------------------------------------------------------------------------------
      ACCOUNT NUMBER                              9500013041        00991-06046      03445-09141         2357-0372
                                        -------------------------------------------------------------------------------
      ACCOUNT TYPE                                OPERATING            PAYROLL         OPERATING          OPERATING
                                        -------------------------------------------------------------------------------
      BANK BALANCE                                $227,849             CLOSED           CLOSED             CLOSED
      DEPOSIT IN TRANSIT                                 0                  0                0                  0
      OUTSTANDING CHECKS                             3,968                  0                0                  0

                                        ===============================================================================
      ADJUSTED BANK BALANCE                       $      0                 $0               $0                 $0
                                        ===============================================================================

      BEGINNING CASH - PER BOOKS                  $297,120                 $0               $0                 $0
      RECEIPTS                                                              0                0                  0
      TRANSFER BETWEEN ACCOUNTS                          0                  0                0                  0
      CHECKS/OTHER DISBURSEMENTS                    73,240                  0                0                  0

                                        ===============================================================================
      ENDING CASH - PER BOOKS                     $      0                 $0               $0                 $0
                                        ===============================================================================

                                        ------------------------------------------------------
      BANK NAME                              WELLS FARGO         PETTY CASH            TOTAL
                                        ------------------------------------------------------
      ACCOUNT NUMBER                          4311854350             NA
                                        ------------------------------------------------------
      ACCOUNT TYPE                             OPERATING              NA
                                        ------------------------------------------------------
      BANK BALANCE                              CLOSED             CLOSED             227,849
      DEPOSIT IN TRANSIT                                                                    0
      OUTSTANDING CHECKS                                                                3,968

                                        ======================================================
      ADJUSTED BANK BALANCE                         $0                  $0                 $0
                                        ======================================================

      BEGINNING CASH - PER BOOKS                    $0                  $0            297,120
      RECEIPTS                                       0                   0                  0
      TRANSFER BETWEEN ACCOUNTS                      0                   0                  0
      CHECKS/OTHER DISBURSEMENTS                     0                   0             73,240

                                        ======================================================
      ENDING CASH - PER BOOKS                       $0                  $0                 $0
                                        ======================================================

CASE NERLY Industries, Inc.                           CASE NUMBER: 98-31516-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

              -------------------------------------------------------------------------------------------------------------------
              INSIDERS: NAME/POSITION/             OCTOBER,         NOVEMBER,         DECEMBER,         JANUARY,        FEBRUARY,
                     COMP TYPE                       1998              1998             1998              1999             1999
              -------------------------------------------------------------------------------------------------------------------
         1    EUGENE CAFIERO/DIRECTOR/FEES             3,000           6,000                 0            3,000             3,000
         2    NANETTE KELLEY/PRES/SALARY              10,000          10,000            10,000           10,000            10,000
         3    WENDY REEVES/ASSTSEC/CONTRACT                            7,200             2,873            2,962             2,961
              KIM GOMEZ/ASSTSEC/CONTRACT
         4    BERYL ANTHONY /DIRECTOR/FEES                             6,000                 0            3,000             3,000
         5    BILL BLAKE/DIRECTOR/FEES                                 6,000                 0            3,000             3,000
         6    PETE SEALE, JR./DIRECTOR/FEES                            6,000                 0            3,000             3,000
         7
         8
                                                  -------------------------------------------------------------------------------
      TOTAL INSIDERS  (MOR-1)                        $13,000         $41,200           $12,873          $24,962           $24,961
                                                  ===============================================================================

              ------------------------------------------------------------------------------------------------------------------
              INSIDERS: NAME/POSITION/
                     COMP TYPE                     MARCH, 1999      APRIL, 1999       MAY, 1999       JUNE, 1999      JULY, 1999
              ------------------------------------------------------------------------------------------------------------------
         1    EUGENE CAFIERO/DIRECTOR/FEES              3,000            3,000           3,000            3,000           3,000
         2    NANETTE KELLEY/PRES/SALARY               10,000           10,000          10,000           10,000          10,000
         3    WENDY REEVES/ASSTSEC/CONTRACT             2,962            4,442           2,962            2,962               0
              KIM GOMEZ/ASSTSEC/CONTRACT                                                                                  2,423
         4    BERYL ANTHONY /DIRECTOR/FEES              3,000            3,000           3,000            3,000           3,000
         5    BILL BLAKE/DIRECTOR/FEES                  3,000            3,000           3,000            3,000           3,000
         6    PETE SEALE, JR./DIRECTOR/FEES             3,000            3,000           3,000            3,000           3,000
         7
         8
                                                 -------------------------------------------------------------------------------
      TOTAL INSIDERS  (MOR-1)                         $24,962          $26,442         $24,962          $24,962         $24,423
                                                 ===============================================================================

              ------------------------------------------------------------------------------------------------------------------
                PROFESSIONALS NAME/                OCTOBER,         NOVEMBER,         DECEMBER,         JANUARY,     FEBRUARY,
                    ORDER DATE                       1998             1998               1998             1999          1999
              ------------------------------------------------------------------------------------------------------------------
         1    THOMAS WHITLOCK                      6,201                 0                 0            6,014                 0
         2    MATTHEW ROSENSTEIN                       0             2,562                 0           30,346                 0
         3    HUGHES & LUCE, LLP                       0                 0                 0                0                 0
         4    PETERSON WORLDWIDE                       0                 0                 0                0                 0
         5    MIKE BOUDLOCHE                           0                 0                 0                0                 0
         6    WALLACE & WHEELER                        0                 0                 0                0                 0
         7
         8
                                                 -------------------------------------------------------------------------------
      TOTAL PROFESSIONALS (MOR-1)                 $6,201            $2,562                $0          $36,360                $0
                                                 ===============================================================================

              ------------------------------------------------------------------------------------------------------------------
              PROFESSIONALS NAME/
                   ORDER DATE                      MARCH, 1999      APRIL, 1999       MAY, 1999       JUNE, 1999      JULY, 1999
              ------------------------------------------------------------------------------------------------------------------
         1    THOMAS WHITLOCK                           2,208                0           1,769            1,686           4,870
         2    MATTHEW ROSENSTEIN                       50,158                0          59,001           38,309               0
         3    HUGHES & LUCE, LLP                       60,943                0               0          100,237               0
         4    PETERSON WORLDWIDE                            0                0          61,878                0               0
         5    MIKE BOUDLOCHE                                0                0          10,708                0               0
         6    WALLACE & WHEELER                             0                0               0           11,563               0
         7
         8
                                                 -------------------------------------------------------------------------------
      TOTAL PROFESSIONALS (MOR-1)                    $113,309               $0        $133,356         $151,795          $4,870
                                                 ===============================================================================

CASE NERLY Industries, Inc.                            CASE NUMBER:98-31516-C-11


                          FOOTNOTES TO MOR SCHEDULES
                                  JULY, 1999

   MOR REF:

 MOR-1
 MOR-2
 MOR-3
 MOR-4
 MOR-5
           1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY      $ 41,322
           2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP             $194,141
                                                                                 ------------
         TOTAL ACCOUNTS RECEIVABLE                                                   $235,463
                                                                                 ============
 MOR-6
 MOR-7

           1 DIRECTORS' FEES                                                         $ 12,000
                                                                                 ------------
         TOTAL OF LINE 18                                                            $ 12,000
                                                                                 ============
 MOR-8
 MOR-9